                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

                             LAKELAND BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ------------------------------------------
     (5)  Total fee paid:

------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

          ------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:

          ------------------------------------------
     (3)   Filing Party:

          ------------------------------------------
     (4)   Date Filed:

          ------------------------------------------

                                 [Lakeland Logo]

                             LAKELAND BANCORP, INC.
                             ----------------------
                               250 OAK RIDGE ROAD
                               ------------------
                           OAK RIDGE, NEW JERSEY 07438
                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held May 16, 2001

     Notice is hereby given that the Annual Meeting of Stockholders of Lakeland Bancorp, Inc. will be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Wednesday, May 16, 2001 at 5:00 p.m. for the following purposes:

     1.   To elect four directors as set forth in the annexed Proxy Statement.

     2. To transact such other business as may properly come before the meeting.

     In accordance with the Bylaws of Lakeland Bancorp, Inc., the close of business on March 27, 2001, has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

     Enclosed is the Annual Report, a Proxy Statement, and form of Proxy. You are cordially invited to attend this meeting. It is important that your shares be represented, regardless of the number you own. Whether or not you plan to attend the meeting, please return the enclosed proxy, duly signed, as promptly as possible, in the enclosed envelope.

                                              By Order of the Board of Directors

                                              BRUCE G. BOHUNY
                                              SECRETARY

Oak Ridge, New Jersey
April 6, 2001

                             LAKELAND BANCORP, INC.
                             ----------------------

                                 PROXY STATEMENT
                                 ---------------

                  Annual Meeting of Stockholders: May 16, 2001
                     Approximate Mailing Date: April 6, 2001

                              SOLICITATION OF PROXY
                              ---------------------

     THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF LAKELAND BANCORP, INC. (hereinafter called "Lakeland" or the "Corporation") for use in connection with the Annual Meeting of Stockholders to be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Wednesday, May 16, 2001 at 5:00 p.m., and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the enclosed notice of such meeting and are more fully discussed below.

     Only stockholders of record at the close of business on March 27, 2001, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. If the enclosed Proxy is properly executed and returned to Lakeland and not revoked before its exercise, all shares represented thereby will be voted as specified in the form of Proxy. If the Proxy is signed but no specification is given, the shares will be voted in favor of the Board's nominees for election to the Board. The Proxy will enable you to assure that your shares are voted and to aid in securing a quorum at the meeting.

     The entire cost of this solicitation will be borne by Lakeland. Officers and regular employees of Lakeland may also, but without additional compensation, solicit proxies by further mailings, personal conversations, telephone, telegraph, facsimile or e-mail.

                               REVOCATION OF PROXY
                               -------------------

     THE ENCLOSED PROXY MAY BE REVOKED IN PERSON OR IN WRITING BY NOTIFICATION TO THE SECRETARY, BRUCE G. BOHUNY, LAKELAND BANCORP, INC., 250 OAK RIDGE ROAD, OAK RIDGE, NEW JERSEY 07438, AT ANY TIME PRIOR TO ITS EXERCISE OR BY SUBMITTING A DULY SIGNED, LATER-DATED PROXY.

                            CAPITAL STOCK OUTSTANDING
                            -------------------------

     At the close of business on March 27, 2001, there were 13,082,984 shares of Lakeland's common stock, no par value (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each share will be entitled to one vote on all matters properly coming before the meeting. Provided that a quorum is present, directors will be elected by a plurality vote (there is no right to vote stock cumulatively). A majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

     To Lakeland's knowledge, no person beneficially owned more than 5% of the outstanding voting securities of Lakeland as of December 31, 2000.

                              ELECTION OF DIRECTORS
                              ---------------------

     Unless a shareholder either indicates "withhold authority" on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as directors of the four persons named in Table I below to serve until the expiration of their respective three year terms and thereafter until their successors shall have been duly elected and shall have qualified. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election.

     Table I sets forth the names and ages of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Lakeland, the period during which each such person has served on Lakeland's Board of Directors, the expiration of their respective terms, the principal occupations and employment of each such person during the past five years, and the number of shares of Lakeland Common Stock which they beneficially owned as of February 1, 2001. Table II sets forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years. Unless otherwise stated in the footnotes following the tables, the nominees and other directors listed in the tables have sole power to vote and dispose of the shares which they beneficially owned as of February 1, 2001. Shares covered by stock options are included in the tables below only to the extent that such options may be exercised by April 1, 2001.

     All of the persons named in both tables have been directors of Lakeland and Lakeland Bank for at least five years, except as follows: (a) Paul P. Lubertazzi and Joseph P. O'Dowd were appointed to the Boards of Lakeland and Lakeland Bank on February 25, 1998, following the acquisition of Metropolitan State Bank (which was merged into Lakeland Bank in January 2000), (b) Charles L. Tice, Michael A. Dickerson and George H. Guptill, Jr. were appointed to the Board of Lakeland on July 15, 1999, in connection with the acquisition of High Point Financial Corp. and (c) Roger Bosma was appointed to the Boards of Lakeland and Lakeland Bank on June 1, 1999, upon becoming Lakeland's Chief Executive Officer. Mark J. Fredericks is John W. Fredericks' son.

                                     TABLE I
                       NOMINEES FOR ELECTION AS DIRECTORS

                                                                                                   SHARES BENEFICIALLY
                                                                                                       OWNED AS OF
                                            EXPIRATION                                               FEBRUARY 1, 2001
         NAME AND             DIRECTOR      OF TERM IF                 BUSINESS                   NUMBER           PERCENT
           AGE                 SINCE         ELECTED                  EXPERIENCE                 OF SHARES        OF CLASS
           ---                 -----         -------                  ----------                 ---------        --------
John W. Fredericks            1989            2004        Chairman, Lakeland Bancorp,           509,428          3.88%
Age 64                                                    Inc. (6/1/99 to present);               (a)
                                                          Chairman, Lakeland Bank (6/1/99
                                                          to present); President,
                                                          Lakeland Bancorp, Inc. (5/19/89
                                                          to 5/31/99); President,
                                                          Lakeland Bank (5/19/69 to
                                                          5/31/99); President and Owner,
                                                          Fredericks Fuel and Heating
                                                          Service, Oak Ridge, NJ

Paul P. Lubertazzi            1998            2004        Retired; President and CEO,            55,891          .43%
Age 66                                                    Metropolitan State Bank (6/88           (b)
                                                          to 1/31/00); Chairman,
                                                          Metropolitan State Bank (4/96
                                                          to 1/31/00)


John Pier, Jr.                1989            2004        Retired; Dentist, Vernon, NJ          105,579          .80%
Age 74                                                                                            (c)

Charles L. Tice               1999            2004        Chairman, High Point Financial         46,951          .36%
Age 67                                                    Corp. (5/21/96 to 7/14/99);             (d)
                                                          Retired since 1993

                                    TABLE II
                              CONTINUING DIRECTORS

                                                                                                   SHARES BENEFICIALLY
                                                                                                       OWNED AS OF
                                            EXPIRATION                                               FEBRUARY 1, 2001
         NAME AND             DIRECTOR      OF TERM IF                 BUSINESS                   NUMBER           PERCENT
           AGE                 SINCE         ELECTED                  EXPERIENCE                 OF SHARES        OF CLASS
           ---                 -----         -------                  ----------                 ---------        --------
Bruce G. Bohuny                1989           2003        Senior Vice President - Real           153,773            1.17%
Age 68                                                    Estate, Lakeland Bancorp, Inc.           (e)
                                                          (6/1/99 to present); Secretary,
                                                          Lakeland Bancorp, Inc. (5/19/89
                                                          to present); Secretary, Lakeland
                                                          Bank (5/19/69 to present);
                                                          President, Brooks Limited (a real
                                                          estate development corporation),
                                                          Wyckoff, NJ

Roger Bosma                June, 1999         2002        President and CEO, Lakeland            11,937          .09%
Age 58                                                    Bancorp, Inc. (6/1/99 to                (f)
                                                          present); Executive Vice
                                                          President, Hudson United
                                                          Bancorp (5/97 to 6/99);
                                                          President and CEO of
                                                          Independence Bank of New Jersey
                                                          (prior years to 5/97)

Mary Ann Deacon                1995           2003        Secretary/Treasurer of Deacon           97,811            .75%
Age 49                                                    Homes, Inc. and Deacon                   (g)
                                                          Development Corp. (real estate
                                                          development), Sparta, NJ

Michael A. Dickerson           1999           2003        President and CEO, High Point           25,483            .19%
Age 64                                                    Financial Corp. (6/29/88 to              (h)
                                                          7/14/99); President, The National
                                                          Bank of Sussex County
                                                          (2/11/92 to 11/17/98);
                                                          CEO, The National Bank
                                                          of Sussex County
                                                          (2/11/92 to 12/31/99)

Mark J. Fredericks            1994            2002        President of Keil Oil Company,        314,766          2.40%
Age 40                                                    Riverdale, NJ                           (i)


George H. Guptill, Jr.        1999            2002        President, Franklin Mutual            461,590          3.52%
Age 62                                                    Insurance Co., Branchville, NJ          (j)

Robert B. Nicholson           1989            2002        Vice Chairman, Lakeland               319,302          2.43%
Age 72                                                    Bancorp, Inc. (6/1/99 to                (k)
                                                          present); Vice Chairman,
                                                          Lakeland Bank (6/1/99 to
                                                          present); Chairman, Lakeland
                                                          Bancorp, Inc. (5/19/89 to
                                                          5/31/99); Chairman, Lakeland
                                                          Bank (5/19/69 to 5/31/99);
                                                          Chairman, Eastern Propane
                                                          Corp., Oak Ridge, NJ (9/21/88
                                                          to present)


Joseph P. O'Dowd               1998           2003        President and Owner of O'Dowd           24,658            .19%
Age 54                                                    Advertising of Montville, NJ             (l)
                                                          (4/14/82 to present);
                                                          partner of O'Dowd
                                                          Associates (real
                                                          estate holding
                                                          company) (7/1/86 to
                                                          present) and O'Dowd
                                                          Realty (7/1/86 to
                                                          present)

Arthur L. Zande               1989            2002        Vice President and Treasurer,          25,153          .19%
Age 66                                                    Lakeland Bancorp, Inc. (6/1/99          (m)
                                                          to present); President
                                                          and CEO, Lakeland Bank
                                                          (6/1/99 to present);
                                                          Executive Vice
                                                          President and CEO,
                                                          Lakeland Bancorp, Inc.
                                                          (5/19/89 to 5/31/99);
                                                          Executive Vice
                                                          President and CEO,
                                                          Lakeland Bank (10/1/72
                                                          to 5/31/99)

----------
Included in the amounts beneficially owned listed in the tables, the directors of Lakeland held the following interests:

(a) Includes 133,973 shares owned by Mr. Fredericks' wife, Jane D. Fredericks; 125,347 shares held in the name of John W. Fredericks, Jane D. Fredericks and Mark J. Fredericks, Trustees for Fredericks Fuel and Heating Service Employee Profit Sharing Plan; 102,895 shares held in the name of Edward J. Fredericks and John W. Fredericks Trustees U/W Wilbur Fredericks Trust and 10,500 shares issuable upon the exercise of stock options.

(b) Includes 41,292 shares owned jointly by Paul and Barbara Lubertazzi, Mr. Lubertazzi's spouse; 262 shares owned jointly by Paul and Leslie Lubertazzi, Mr. Lubertazzi's daughter; 262 shares owned jointly by Paul and Sandra Lubertazzi, Mr. Lubertazzi's daughter; 262 shares jointly owned by Paul and Glen Lubertazzi, Mr. Lubertazzi's son, 262 shares owned jointly by Paul and Matthew Lubertazzi, Mr. Lubertazzi's son, and 10,500 shares issuable upon the exercise of stock options.

(c) Includes 43,400 shares owned by Mr. Pier's wife, Jane Pier; 10,149 shares owned by Mr. Pier and his wife, Jane Pier, jointly; 12,720 shares held in an IRA for Mr. Pier and 10,500 shares issuable upon the exercise of stock options.

(d) Includes 9,408 shares held by Charles Tice and Mark Cummins, co-trustees U/W of Gale A. Tice, 10,500 shares issuable upon the exercise of stock options and 7,633 shares held by the ESOP (High Point Financial Corp. maintained an ESOP prior to its acquisition by Lakeland) which are not allocated to the accounts of The National Bank of Sussex County ("NBSC") employees and with respect to which Mr. Tice, as trustee, has shared voting and investment power.

(e) Includes 17,734 shares owned by Mr. Bohuny's wife, Judy Bohuny; 402 shares held in name of the Estate of Emma Bohuny - Bruce G. Bohuny, Executor; 1,353 shares held by Brooks Ltd. of which Mr. Bohuny is President; 6,960 shares held by the Zurick Group, of which Mr. Bohuny is managing partner; 3,403 shares held in a retirement fund for Mr. Bohuny's benefit and 10,500 shares issuable upon the exercise of stock options.

(f) Includes 4,587 shares held jointly by Roger and Holly Bosma, wife of Roger Bosma, and 5,250 shares issuable upon the exercise of stock options.

(g) Includes 50,071 shares held in the name of Mary Ann Deacon Limited Partnership, 378 shares held in the name of Philip Deacon, husband of Mary Ann Deacon, 41,203 shares held in the name of Philip Deacon Limited Partnership, and 5,250 shares issuable upon the exercise of stock options.

(h) Includes 1 share held in name of Michael Dickerson and Suzanne Dickerson, wife of Michael Dickerson; 14,982 shares held for Michael Dickerson in an IRA and 10,500 shares issuable upon the exercise of stock options.

(i) Includes 24,179 shares owned by Mr. Fredericks' wife, Shelley B. Fredericks; 19,076 shares held by Mark J. Fredericks custodian for Douglas; 19,077 held by Mark J. Fredericks custodian for William; 19,078 shares held by Mark J. Fredericks custodian for Leanne; 19,074 shares held by Mark J. Fredericks custodian for Emily; 18,711 shares held by Keil Oil Employee Profit Sharing Plan; 125,347 shares held by John W. Fredericks, Jane D. Fredericks, and Mark J. Fredericks Trustees for Fredericks Fuel and Heating Service Profit Sharing Plan and 10,500 shares issuable upon the exercise of stock options.

(j) Includes 40,257 shares held in an IRA for George H. Guptill, Jr., 408,460 shares held in name of Franklin Mutual Insurance Co., of which Mr. Guptill is President, 5,250 shares issuable upon the exercise of stock options and 7,633 shares held by the ESOP (High Point Financial Corp. maintained an ESOP prior to its acquisition by Lakeland) which are not allocated to the accounts of NBSC employees and with respect to which Mr. Guptill, as trustee, has shared voting and investment power.

(k) Includes 98,536 shares owned by Mr. Nicholson's wife, Shirley M. Nicholson; and 5,250 shares issuable upon the exercise of stock options.

(l) Includes 13,882 shares owned jointly by Joseph O'Dowd and his wife Patricia and 10,500 shares issuable upon the exercise of stock options.

(m) Includes 2,242 shares held by Mr. Zande's wife, Nancy T. Zande, and 1,312 shares issuable upon the exercise of stock options.

Security Ownership of Management

     The following table sets forth information regarding the beneficial ownership of Lakeland's Common Stock as of February 1, 2001 by (i) the four Named Officers (as defined below under "Executive Compensation") who are not directors of Lakeland and (ii) all current executive officers and directors of Lakeland as a group. Unless otherwise indicated, each of the named stockholders possesses sole voting and investment power with respect to the shares beneficially owned. For information concerning the beneficial ownership of Lakeland's Common Stock by directors and nominees for director, see the tables above under "Election of Directors". Shares covered by stock options are included in the table below only to the extent that such options may be exercised by April 1, 2001.

                                                      Shares
                                                 Beneficially Owned
                                                as of February 1, 2001
                                           --------------------------------
             Stockholder                     Number               Percent
             -----------                     ------               -------
Joseph F. Hurley ........................     3,467 (A)               .03
Louis E. Luddecke .......................    14,968 (B)               .11
Robert A. Vandenbergh ...................    45,591 (C)               .35
Jeffrey Buonforte .......................     8,662 (D)               .07

All current executive officers and
    directors as a group (18 persons) ... 2,093,080 (E)             15.78%


(A)  Includes 1,312 shares issuable upon the exercise of stock options.

(B)  Includes 1,312 shares issuable upon the exercise of stock options.

(C) Includes 8,879 shares which have been allocated to Mr. Vandenbergh in the ESOP and 30,712 shares issuable upon the exercise of stock options.

(D)  Includes 1,312 shares issuable upon the exercise of stock options.

(E) Includes an aggregate of 140,960 shares issuable upon the exercise of stock options and 8,879 shares which have been allocated under the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder require Lakeland's directors, executive officers and 10% shareholders to file with the SEC certain reports regarding such persons' ownership of Lakeland's securities. Lakeland is required to disclose any failures to file such reports on a timely basis. Based solely upon a review of the copies of the forms or information furnished to Lakeland, Lakeland believes that during 2000, all filing requirements applicable to its directors and officers were satisfied on a timely basis, except that (a) each of Messrs. Bosma, Zande, Hurley, Luddecke, Vandenbergh, Buonforte and Schachtel (all executive officers of Lakeland) failed to file on a timely basis reports disclosing the grant of stock options to each of them in December 2000, (b) Mr. Nicholson (a director of Lakeland) failed to file on a timely basis reports disclosing sales of shares in February and March 2000, (c) Mr. Guptill (a director of Lakeland) failed to file on a timely basis reports disclosing his stock option exercise in August 2000 and his purchases of shares in January
2000), (d) Mr. Mark Fredericks (a director of Lakeland) failed to file on a timely basis a report disclosing his automatic stock option grant in February 2000, and (e) Mr. Schachtel failed to file on a timely basis his initial beneficial ownership report. These failures to file on a timely basis were inadvertent, and the filings were made promptly after the failures to file were noted.

Executive Compensation

     The following table sets forth, for the years ended December 31, 2000, 1999, and 1998, the cash compensation paid by Lakeland and its subsidiaries, as well as certain other compensation paid or accrued by such entities for those years, to Lakeland's Chief Executive Officer and the other five most highly compensated executive officers of Lakeland during 2000 (the "Named Officers"), for services rendered in all capacities as an executive officer during such period.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                      Annual Compensation (B)             Long-Term
                                                      -----------------------        Compensation Awards
                                                                                    Securities Underlying          All Other
Name and Principal                                                                  ---------------------          ---------
Position                                 Year           Salary        Bonus(C)       Options/SARs(#) (D)        Compensation(E)
---------------------                    ----           ------        --------       -------------------        ---------------
Roger Bosma (A) ......................   2000         $280,000         $70,000              61,000                  $16,037
President and                            1999          134,135          30,000                   -                    2,093
Chief Executive Officer

Arthur L. Zande ......................   2000          240,000          15,000              10,250                   81,281
Vice President and                       1999          225,000            -                      -                   43,586
Treasurer                                1998          210,000            -                      -                  137,160

Joseph F. Hurley (F) .................   2000          150,000          30,000              15,250                    3,628
Executive Vice President and             1999           14,173            -                      -                        -
Chief Financial Officer

Robert A. Vandenbergh (G) ............   2000          135,270          27,054              15,250                   11,410
Executive Vice President                 1999          134,584            -                      -                   14,576
and Chief Lending Officer                1998          122,225            -                      -                    7,190

Louis E. Luddecke (H) ................   2000          125,000          25,000              15,250                   15,337
Executive Vice President                 1999          120,691            -                      -                   16,666
and Chief Operations Officer             1998          109,498          11,990(I)                -                   15,357

Jeffrey Buonforte (J) ................   2000          125,000          25,000              15,250                    4,150
Executive Vice President                 1999           19,031            -                      -                        -
and Chief Retail Officer


----------
(A)  Mr. Bosma joined Lakeland as President and CEO on June 1, 1999.

(B) During the three years ended December 31, 2000, no Named Officer received perquisites (i.e., personal benefits) in excess of 10% of such person's reported salary and bonus.

(C)  For 2000, represents bonuses earned in 2000 and paid in 2001.

(D) The shares of Common Stock underlying stock options have been adjusted to reflect Lakeland's 5% stock dividend, which was paid on November 15, 2000 to shareholders of record on October 31, 2000 (the "2000 Stock Dividend").

(E) All other compensation for each of the Named Officers for 2000 consisted of the following: Mr. Bosma, an annual contribution of $2,632 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $3,907, and an annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Bosma of $9,498; Mr. Zande, an annual contribution of $6,553 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, an annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Zande of $19,442, increases to Mr. Zande's profit sharing plan account of $51,223, reflecting his allocated portion of plan earnings and forfeitures, and the fair market value of the personal use of a company car of $4,063; Mr. Hurley, an annual contribution of $575 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000 and the fair market value of the personal use of a company car of $3,053; Mr. Vandenbergh, a contribution to the NBSC 401(k) Plan to match elective deferral contributions (included under "Salary") of $4,103, a company paid group term insurance that does not have to be weighted based on age of $562 and the fair market value of the personal use of a company car of $6,745; Mr. Luddecke, an annual contribution of $768 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, the fair market value of the personal use of a company car of $4,953, an annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Luddecke of $8,841 and increases in Mr. Luddecke's profit sharing plan account of $775, reflecting his allocated portion of plan earnings and forfeitures; and Mr. Buonforte, an annual contribution of $300 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000 and the fair market value of the personal use of a company car of $3,850. In addition, a total of 1,270 shares of common stock were allocated to Mr. Vandenbergh in 1998 pursuant to the ESOP. (High Point Financial Corp. maintained an ESOP prior to its acquisition by Lakeland.)

(F) Mr. Hurley joined Lakeland as Executive Vice President and Chief Financial Officer in November 1999.

(G) Mr. Vandenbergh became an Executive Vice President of Lakeland in October 1999. He has served as President of NBSC since November 1998.

(H) Mr. Luddecke became an Executive Vice President of Lakeland in October 1999. In prior years he served as Executive Vice President and Chief Financial Officer of Metropolitan State Bank.

(I)  Represents a bonus for 1997 that was paid in 1998.

(J) Mr. Buonforte joined Lakeland as Executive Vice President and Chief Retail Officer in November, 1999.

Employment Agreement and Other Arrangements with Executive Officers

     Lakeland and Lakeland Bank have entered into an employment agreement (the "Employment Agreement") with Mr. Bosma as of January 1, 2000 whereby he serves as the President and Chief Executive Officer of Lakeland. The initial term of the Employment Agreement is three years, and is automatically renewable for one year on each anniversary date thereof unless a majority of the directors of Lakeland vote not to extend the term. The Employment Agreement provides that Mr. Bosma will receive an annual base salary of $250,000 and stock options by December 31, 2000 having a value equal to at least one year's base salary. Mr. Bosma is also entitled to use of a Lakeland Bank-supplied automobile, Lakeland Bank paid membership in a country club approved by the Board and supplemental life insurance equal to two times base salary. If Mr. Bosma's employment is terminated by Lakeland other than for cause (as defined in the Employment Agreement), and a change in control (as defined in the Employment Agreement) has not occurred, he will receive his then current base salary, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years preceding his termination, and applicable perquisites and benefits for the balance of the term. The Employment Agreement contains confidentiality and non-compete covenants from Mr. Bosma in favor of Lakeland.

     In the event of a change in control, the term of the Employment Agreement becomes fixed for a period of three years from the date of such event. During such period, Mr. Bosma is to be employed as President and Chief Executive Officer of Lakeland and is entitled to a base salary that is no less than the salary in effect as of the change in control, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years prior to the change in control, and continuation of other benefits and perquisites in effect as of the change in control. If following a change in control, Mr. Bosma's employment is terminated without cause, or he resigns within 90 days for good reason (as defined in the Employment Agreement) or after such 90 day period for any reason, he will be entitled to continued life and health insurance benefits for three years and a lump sum cash payment equal to three times the sum of his pre-change in control salary and the average annual bonus paid him during the three most recent fiscal years prior to the change in control. To the extent that the amount payable to Mr. Bosma on account of a change in control is subject to an excise tax under Section 4999 of the Code, Mr. Bosma will also receive an additional payment equal to 10% of such amount; provided, however, that if the net amount retained by Mr. Bosma after payment of such excise tax is less than the maximum amount which could be paid him without triggering the excise tax, then the amount and benefits otherwise payable or to be provided to Mr. Bosma will be reduced to such maximum amount. For purposes of the Employment Agreement, the term "change in control" has the same meaning as under the Stock Option Plan.

     During 1996, NBSC entered into a salary continuation agreement with each of Messrs. Dickerson and Vandenbergh. These agreements entitle them to certain payments upon their retirement. As part of the Lakeland/High Point merger, Lakeland placed in trusts amounts equal to the present value of the amounts that would be owed to Messrs. Dickerson and Vandenbergh upon their retirement. These amounts are $722,000 and $381,000 for Mr. Dickerson and Mr. Vandenbergh, respectively. Lakeland has no further obligation to pay additional amounts pursuant to these agreements. In January 2000, Mr. Dickerson began receiving a monthly annuity of $6,490 pursuant to this agreement.

     In connection with Lakeland's acquisition of Metropolitan State Bank in 1998, Lakeland agreed to (1) provide to Mr. Lubertazzi an additional annuity comparable to the annuity provided to him by Metropolitan at a cost to Lakeland of $278,000 and (2) provide to Mr. Lubertazzi certain retiree medical benefits at a cost to Lakeland of $45,000. Mr. Lubertazzi retired on January 31, 2000. He will receive an annual distribution of $35,000 for 15 years pursuant to this annuity, beginning with the year 2000. Lakeland is not required to incur any additional costs to fund this obligation.

     Mr. Lubertazzi previously entered into a separate agreement with Metropolitan State Bank which was assumed by Lakeland. Pursuant to that agreement, Lakeland is required to pay Mr. Lubertazzi or his beneficiary an aggregate of $525,000 payable in 15 annual installments beginning on his retirement date (January 31, 2000) or date of death. In order to fund this obligation, Metropolitan obtained a variable life insurance policy, which had a cash surrender value of approximately $230,000 as of December 31, 1999. Although no assurance can be given, Lakeland does not expect to expend additional significant amounts to fund this obligation.

     Lakeland and Lakeland Bank have also entered into agreements, dated March, 2001, with each of Messrs. Hurley, Vandenbergh, Luddecke and Buonforte (each, an "Executive") providing for certain terms and conditions of their employment in the event of a change in control (each a "Change in Control Agreement"). Under such Change in Control Agreements, the term of each Executive's employment becomes fixed for a period (the "contract period") ending on the earlier of the Executive's death, attainment of age 65, or the first anniversary of the date of such event. During the contract period, each Executive is to be employed in the same position as held by him immediately prior to such event, and is entitled to compensation that is no less than the compensation of the Executive, including base salary and bonus, for the twelve month period ending as of the date of such event. In addition, during the contract period, each Executive is entitled to certain other benefits and perquisites as in effect as of the change in control. If during the contract period, an Executive's employment is terminated without "cause", or he resigns for "good reason" (each as defined in the Change in Control Agreement), he will be entitled to continued life and health insurance benefits for the balance of the contract period and a lump sum cash payment equal to one times the sum of his highest salary and bonus paid him during any of the three most recent calendar years prior to the change in control. For purposes of each Change in Control Agreement, the term "change in control" has the same meaning as under the Stock Option Plan.

Stock Options

     The following table contains information regarding the grant of stock options to the Named Officers during the year ended December 31, 2000. In addition, in accordance with rules adopted by the Securities and Exchange Commission (the "SEC"), the following table sets forth the hypothetical gains or "options spreads" that would exist for the respective options assuming rates of annual compound price appreciation in Lakeland's Common Stock of 5% and 10% from the date the options were granted to their final expiration date. All stock option information has been adjusted for the 2000 Stock Dividend.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                Individual Grants

                              Number of         Percent of                                Potential Realizable Value
                            Common Shares      Total Options                              at Assumed Annual Rates of
                              Underlying        Granted to       Exercise                 Stock Price Appreciation for
                               Options          Employees         Price       Expiration         Option Term
                              Granted(A)       in Fiscal 2000   Per Share       Date          5%           10%
                              ----------       --------------   ---------       ----          --           ---
Name
----
Roger Bosma ..............      21,000             10.6%          $8.93         2/8/10     $117,937     $288,313
 .........................      40,000             20.2           10.25       12/12/10      257,847      653,434
Arthur L. Zande ..........       5,250              2.7            8.93         2/8/10       29,484       74,718
 .........................       5,000              2.5           10.25       12/12/10       32,230       81,680
Joseph F. Hurley .........       5,250              2.7            8.93         2/8/10       29,484       74,718
 .........................      10,000              5.1           10.25       12/12/10       64,460      163,360
Robert A. Vandenbergh ....       5,250              2.7            8.93         2/8/10       29,484       74,718
 .........................      10,000              5.1           10.25       12/12/10       64,460      163,360
Louis E. Luddecke ........       5,250              2.7            8.93         2/8/10       29,484       74,718
 .........................      10,000              5.1           10.25       12/12/10       64,460      163,360
Jeffrey Buonforte ........       5,250              2.7            8.93         2/8/10       29,484       74,718
 .........................      10,000              5.1           10.25       12/12/10       64,460      163,360

----------
(A) The stock options granted to the Named Officers were granted under Lakeland's 2000 Equity Compensation Program (the "Stock Option Plan"). Options granted to employees generally are granted at exercise prices equal to the fair market value of the Common Stock on the grant date and typically vest in 25% annual installments beginning on the first anniversary of the grant date. The Stock Option Plan provides that all outstanding stock options will become immediately exercisable upon the occurrence of a "change in control event" (as defined in the Stock Option
     Plan).

     The following table provides data regarding stock options exercised by the Named Officers during the year ended December 31, 2000 and the number of shares of Lakeland Common Stock covered by both exercisable and non-exercisable stock options held by the Named Officers at December 31, 2000. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise prices of existing options and $9.50 the closing sale price of Lakeland's Common Stock on December 29, 2000. All stock option information has been adjusted for the 2000 Stock Dividend.

    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                                                                    Number of
                                                                Shares Underlying           Value of Unexercised
                                                               Unexercised Options          In-the-Money Options
                               Shares                            at Year End (#)               at Year End($)
                              Acquired        Value              ---------------               --------------
                           on Exercise(#)  Realized ($)     Exercisable Unexercisable   Exercisable    Unexercisable
                           --------------  ------------     ----------- -------------   -----------    -------------
Name
----
Roger Bosma ..............          -               -             -        61,000                -        11,970
Arthur L. Zande ..........          -               -             -        10,250                -         2,993
Joseph F. Hurley .........          -               -             -        15,250                -         2,993
Robert A. Vandenbergh ....          -               -             -        15,250                -         2,993
Louis E. Luddecke ........          -               -             -        15,250                -         2,993
Jeffrey Buonforte ........          -               -             -        15,250                -         2,993

Board Committees and Directors' Compensation

     During 2000, Lakeland's Board of Directors held 12 meetings. Lakeland's Board of Directors also maintains several Board committees. The Audit Committee, consisting of George H. Guptill, Jr., Michael A. Dickerson, John Pier and Mary Ann Deacon, is responsible for reviewing the reports submitted by Lakeland's independent accountants and internal auditor and for reporting to the Board on significant audit and accounting principles, policies, and practices related to Lakeland. The Audit Committee met five times in 2000.

     The Nominating Committee, consisting of Robert Nicholson, Paul Lubertazzi, Mary Ann Deacon and Roger Bosma, is responsible for interviewing potential candidates for election to the Board and for nominating individuals each year for election to the Board. The Nominating Committee met once in 2000.

     The Compensation Committee, consisting of Mark Fredericks, Robert Nicholson, Mary Ann Deacon and Paul Lubertazzi, makes compensation decisions for Lakeland's staff. The Compensation Committee met two times in 2000. The Compensation Committee does not administer the Stock Option Plan, which is administered by the full Board.

     Each director currently receives a fee of $625 for each meeting of Lakeland's Board that he or she attends. In addition, each director of Lakeland receives a $5,500 retainer and $150 per committee meeting attended (other than Roger Bosma and Arthur L. Zande, who did not receive retainers or committee meeting fees), except that members of the Loan Committee receive $300 per meeting effective September 2000. Each member of Lakeland's Board was present for 75% or more of the aggregate of the total meetings of the Board and committees on which he or she served.

     During 2000, the Board of Directors of Lakeland Bank met twice a month. Each director of Lakeland Bank received $625 per board meeting attended and $150 for each committee meeting attended (other than Roger Bosma and Arthur L. Zande, who did not receive committee meeting fees). Each director of Lakeland Investment Corp., a subsidiary of Lakeland Bank, received $575 per board meeting attended effective August 2000.

     Each director of NBSC received a $5,500 retainer in 2000 (other than Roger Bosma, Michael A. Dickerson and Robert A. Vandenbergh). Each director of NBSC also received $250 per board meeting attended (the NBSC board held 12 meetings in 2000) and $200 per committee meeting attended (other than Roger Bosma and Robert A. Vandenbergh, who did not receive board or committee meeting fees). The chairman of the board of NBSC received an additional $3,000 in 2000.

     The Board of Directors maintains a plan which provides that any director having completed 10 years of service may retire and continue to be paid for a period of 10 years at a rate of $5,000, $7,500, $10,000 or $12,500 per annum, depending upon years of credited service. This plan is unfunded.

     Lakeland's Stock Option Plan provides for automatic option grants to directors who are not otherwise employed by Lakeland or its subsidiaries. Upon commencement of service, a non-employee director will receive a stock option to purchase 26,250 shares of Common Stock (as adjusted for the 2000 Stock Dividend) at an exercise price equal to the fair market value of the underling Common Stock on the grant date. Accordingly, a stock option covering 26,250 shares of Common Stock (as adjusted for the 2000 Stock Dividend) was granted on February 9, 2000 to each of Messrs. Lubertazzi, Bohuny, O'Dowd, Dickerson, Mark J. Fredericks, John W. Fredericks, Nicholson, Pier, Guptill and Tice and to Ms. Deacon, Lakeland's non-employee directors on such date. Options granted to non-employee directors are exercisable in 20% annual installments beginning on the date of grant.

Each of Bruce G. Bohuny, John W. Fredericks and Robert B. Nicholson received $55,196 as director's compensation for additional consulting services they provided in 2000.

Compensation Committee Interlocks and Insider Participation

     During the fourth quarter of 1999, Lakeland established a Compensation Committee, which made compensation decisions for 2000. The Compensation Committee is currently comprised of Mark Fredericks, Robert B. Nicholson, Mary Ann Deacon and Paul P. Lubertazzi. Mr. Lubertazzi retired as President and CEO of Metropolitan State Bank on January 31, 2000. Mr. Nicholson currently serves as Vice Chairman of Lakeland and Lakeland Bank.

     Mr. John Fredericks and Mr. Nicholson are two of the three partners in a joint venture which owns certain property in Newton, New Jersey. Lakeland rents space in the building located on this property for a branch office. Lakeland had rented the space pursuant to a lease, at an annual base rent of $58,359. Effective September 1, 2000, the property was sold to an unrelated third party. During 2000, Lakeland paid $38,906 to the joint venture as rent. Mr. John Fredericks and Mr. Nicholson are the Chairman and Vice Chairman of Lakeland, respectively.

     During 2000, the Company paid a real estate development corporation of which Mr. Bohuny is President an aggregate of $438,453 for construction work at various branch locations. Mr. Bohuny is a director of Lakeland.

     Lakeland's subsidiary banks have had, and expect to have in the future, transactions in the ordinary course of business with directors, officers, principal stockholders, and their associates, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or other unfavorable features.

Audit Committee Matters

     Audit Committee Charter. The Audit Committee has adopted a charter which is attached to this Proxy Statement as Appendix A.

     Independence of Audit Committee Members. Lakeland's Common Stock is listed on the Nasdaq National Market and Lakeland is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors, other than Michael A. Dickerson, have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(14) of the National Association of Securities Dealers' Marketplace rules. Mr. Dickerson does not meet the applicable "independence" criteria since he served as CEO of NBSC through December 31, 1999. Lakeland's Board of Directors appointed Mr. Dickerson to the Audit Committee because it believes his knowledge of and experience in the banking industry make him an asset to the Committee.

     Audit Committee Report. In connection with the preparation and filing of Lakeland's Annual Report on Form 10-K for the year ended December 31, 2000:

     (1) the Audit Committee reviewed and discussed the audited financial statements with Lakeland's management;

     (2) the Audit Committee discussed with Lakeland's independent accountants the matters required to be discussed by SAS 61;

     (3) the Audit Committee received and reviewed the written disclosures and the letter from Lakeland's independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Lakeland's independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the accountants' independence; and

     (4) based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2000 Annual Report on Form 10-K.

By:      The Audit Committee of the Board of Directors:

         Mary Ann Deacon
         Michael A. Dickerson
         George H. Guptill, Jr.
         John Pier, Jr.

Compensation Committee Report on Executive Compensation

     Beginning with the year 2000, compensation decisions for executive officers (other than stock option grants) are made by the Compensation Committee, subject to Board approval. Lakeland's current compensation program focuses upon the salaries of executive officers and is designed to provide appropriate reimbursement for services rendered. Compensation amounts take into account the individual performance for each executive officer. Salaries are determined annually, and each executive officer's performance is reviewed on a yearly basis. Traditionally, the salaries of executive officers have been set at levels which are perceived to be comparable to the salaries of executive officers of other banks which the Board considers to be comparable to Lakeland.

     Executive officers are also provided with standard benefits, including various health and life insurance benefits. Lakeland also makes contributions to the Lakeland Bank profit sharing plan on behalf of executive officers, as well as all other employees. The Board of Directors authorized a total contribution to the Lakeland Bank Profit Sharing Plan of $250,000 in 2000.

     On February 9, 2000, Lakeland's Board of Directors adopted the 2000 Equity Compensation Program (the "Stock Option Plan"). The full Board currently administers the Stock Option Plan. Incentive stock options granted to executive officers of Lakeland will be granted at an exercise price equal to fair market value on the date of grant. Accordingly, these options will gain appreciable value only if the market price of Lakeland's Common Stock increases. The Board believes that the issuance of stock options at fair market value provides incentives to employees to maximize Lakeland's performance and encourage continued affiliation with Lakeland. The Stock Option Plan also provides for automatic option grants to new non-employee directors. (Non-employee directors at the time the Stock Option Plan was adopted also received stock options.) The Board believes that this feature of the Stock Option Plan will encourage qualified non-employee directors to serve on Lakeland's Board.

     Lakeland's Board believes that an appropriate compensation program can help foster Lakeland's growth. The Board seeks to reflect an appropriate balance between providing rewards to executive officers while at the same time effectively controlling cash compensation costs. The Board intends to continue monitoring Lakeland's compensation program so that this balance is appropriately maintained.

Submitted by the members of the Compensation Committee of the Board of
Directors:

       Mary Ann Deacon
       Mark Fredericks
       Paul P. Lubertazzi
       Robert B. Nicholson

Audit Fees and Related Matters

     Audit Fees. The Corporation was billed $82,000 for the audit of the Corporation's annual financial statements for the year ended December 31, 2000 and for the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q filed during 2000.

     Financial Information Systems Design Implementation Fees. The Corporation was billed $0 for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) rendered by the Corporation's principal accountant during the year ended December 31, 2000.

     All Other Fees. The Corporation was billed $66,910 for non-audit services (other than the non-audit services described above) rendered by the Corporation's principal accountant during the year ended December 31, 2000.

     Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Corporation's principal accountant.

     Of the time expended by the Corporation's principal accountant to audit the Corporation's financial statements for the year ended December 31, 2000, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

Performance Graph

     The following chart compares Lakeland's cumulative total shareholder return (on a dividend reinvested basis) over the past five years with the Nasdaq Market Index and the Peer Group Index. The Peer Group Index is comprised of Media General Financial Services' Regional Northeast Bank Group which consists of approximately 160 financial institutions.

                              [GRAPH APPEARS HERE]

                      COMPARISON OF CUMULATIVE TOTAL RETURN
              OF LAKELAND, NASDAQ MARKET, INDEX AND MG GROUP INDEX

                                                                    FISCAL YEAR ENDING
LAKELAND/INDEX/MARKET                     1995           1996           1997         1998         1999        2000
Lakeland Bancorp, Inc.                   100.00         131.56         159.07       179.17       126.17      113.45
MG Group Index                           100.00         133.03         229.45       239.51       220.39      306.75
NASDAQ Market Index                      100.00         124.27         152.00       214.39       378.12      237.66

                             INDEPENDENT ACCOUNTANTS
                             -----------------------

     Relationship with Independent Accountants. Grant Thornton LLP became the independent accountants of Lakeland beginning with the financial statements for the quarter ending March 31, 1999 and has been selected by the Board of Directors to examine and report on Lakeland's financial statements for the year ending December 31, 2001. It is anticipated that a representative of Grant Thornton will be present at the Annual Meeting and will be available to answer questions.

                                  OTHER MATTERS
                                  -------------

     Management is not aware of any other business to be brought up at the meeting for action by stockholders at such meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to management at the time of printing hereof and which may come properly before the meeting.

                              SHAREHOLDER PROPOSALS
                              ---------------------

     If a Lakeland stockholder intends to present a proposal at Lakeland's 2002 annual meeting of stockholders, the proposal must be received by Lakeland at its principal executive offices not later than December 7, 2001 in order for that proposal to be included in the proxy statement and form of proxy relating to that meeting, and by February 20, 2002 in order for the proposal to be considered at Lakeland's 2002 annual meeting of stockholders (but not included in the proxy statement or form of proxy for such meeting). Any stockholder proposal which is received after those dates or which otherwise
fails               to             meet
the requirements for stockholder proposals established by regulations of the SEC will neither be included in the proxy statement or form of proxy, nor be considered at the meeting.

                                            By Order of the Board of Directors:

                                            Bruce G. Bohuny
                                            Secretary

     A copy of Lakeland Bancorp, Inc.'s annual report for the year ended December 31, 2000, including financial statements, accompanies this Proxy Statement. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     A copy of Lakeland Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission, is available (excluding exhibits) without cost to shareholders upon written request made to Bruce G. Bohuny, Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.

                                                                      Appendix A

                        AUDIT COMMITTEE CHARTER/INTERNAL
                            AUDIT DEPARTMENT CHARTER
                   LAKELAND BANCORP, INC. AND ALL SUBSIDIARIES

                               ARTICLE I. PREAMBLE

The Standards for the Professional Practice of Internal Auditing recommend the adoption of a formal charter for the Internal Auditing Department, with approval by the Board of Directors. The Charter shall include a statement of purpose, basis of authority, and definition of responsibilities.

Therefore, the Board of Directors of Lakeland Bancorp hereby adopts the following statement representing its charges to the Audit Committee and the Internal Auditing Department.

                              STATEMENT OF PURPOSE

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

                         ARTICLE II. BASIS OF AUTHORITY

Sec. 01. The Board of Directors hereby incorporates by reference, as an integral part of this Statement of Internal Policy, all those pertinent provisions embodied in the Lakeland Bancorp Bylaws relating to the powers and duties of the Audit Committee and the position of the Internal Auditor. The Auditor will serve as the Auditing Officer of the Corporation and all subsidiaries.

                        ARTICLE III. THE AUDIT COMMITTEE

The Audit Committee of Lakeland Bancorp will be comprised of at least 3 directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. The terms of each director will be one year, but may be changed at the discretion of the Board of Directors of Lakeland Bancorp. It is a standing committee, established to assist the Boards of Lakeland Bancorp and its subsidiaries in fulfilling their statutory and fiduciary responsibilities. The activities of the Audit Committee will be recorded and matters of substance will be reported to the Boards of Directors of Lakeland Bancorp and its subsidiaries by the Audit Committee Chairman or designated Audit Committee member at the next regularly scheduled board meetings. The Audit Committee shall have unrestricted access to company personnel and documents and will be provided the resources necessary to discharge its responsibilities. The Audit Committee will meet on a regular basis at least quarterly, calling special meetings as required. The Committee will meet privately with the internal auditor at the end of each meeting and once a year with the independent public accountants. The Audit Committee Charter will be reviewed on an annual basis.

RESPONSIBILITIES

The Audit Committee will be responsible for the confirmation of an independent public accountant for Lakeland Bancorp and all subsidiaries. Its confirmation will be based upon management's selection which will be supported by opinions on the performance of the firm as provided by appropriate management and the Internal Auditor. The independent public accountant will be free of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment.

The recommendation will have the proposed audit fee and an engagement letter with an explanation of any events that may change the fee amount. It will also define the expected level of participation by the Partner and other employees during the examination. The Audit Committee will review with the Internal Auditor and the independent public accountant their annual audit plans, including the degree of coordination between the respective plans. The Committee should inquire as to the extent to which the planned audit scope can be relied upon to detect fraud and internal control weaknesses. The Committee will be informed in advance of the use of external public accountants other than the principal auditor and be made aware of the rationale for using them and require that an appropriate review of their work be performed by the principal auditor. The Audit Committee will meet privately with the independent public accountant annually to discuss pertinent matters to include the quality of management, financial results, accounting procedures and the performance of internal audit personnel and to review comments made on the current year's audit and management's response. The Audit Committee will determine that the independent auditors are satisfied with the contents and disclosures contained in the annual report to shareholders.

The annual audit schedule of the Internal Auditor will be reviewed and approved by the Audit Committee. Prior to the quarterly meetings, members of the Audit Committee will be provided with a status report of the audit plan, including explanations of departures from the plan. The Audit Committee will review all internal audits on an exception basis. The audits will be prepared and presented in such a way that they will expand the understanding of the committee members and so that they have a general understanding of the overall operations and risks that are associated with the department or branch being audited. Management's response to internal audit comments and recommendations will be reviewed and evaluated by the Audit Committee. If the comments and recommendations require corrective action, the Committee will follow-up to insure that the necessary corrective action is taken.

Audits performed by agencies regulating the subsidiaries and the Internal Auditor will be reviewed by the Audit Committee. Management's response to regulatory agency audits will be reviewed and evaluated by the Audit Committee. If the comments and recommendations require corrective action, the Committee will follow-up to insure that the necessary corrective action is taken.

The Audit Committee will conduct a performance evaluation of the internal auditor on an annual basis. The evaluation will be documented and maintained in the Human Resources Department of Lakeland Bancorp.

                        ARTICLE IV. THE INTERNAL AUDITOR

Sec. 01. The Internal Auditor shall be the Chief Auditing Officer of the company and shall have, among other things, the following duties and responsibilities:

     (a) Perform independent appraisals through examination and evaluation of the company, as to the adequacy and effectiveness of their systems of internal controls, and the quality of performance in carrying out assigned responsibilities.

     (b) Provide analyses, appraisals, recommendations, counsel and information concerning the activities reviewed, to management and Audit Committee of the Board of Directors.

     (c) Determine the reliability, integrity and reasonableness of financial and operating information, as well as, the means to identify, measure, classify and report such information.

     (d) Review compliance with established policies and procedures, including applicable Federal/State laws, rules and regulations.

     (e) Verify existence of company assets and ensure that proper safeguards are maintained to protect them from loss.

     (f) Review the economy and efficiency with which company resources are employed, and promote effective controls at reasonable costs.

     (g) At the request of management, the Audit Committee or the Board of Directors, undertake special projects and studies, review operations and programs, to ascertain whether these are being executed as planned, and that results are consistent with established goals and objectives.

Sec. 02. Review the planning, design, development and implementation of significant computer-based systems to ensure that:

     (a) Adequate internal controls and audit trails are incorporated in the system;

     (b)  The systems are designed to promote operational efficiency;

     (c)  Systems testing is performed at appropriate stages;

     (d)  Systems documentation is complete and accurate; and

     (e)  The needs of the user are met.

Sec. 03. Render audit reports on a timely basis to the management concerned, and to the Audit Committee of the Board of Directors, on the results of the examination. Recommend action plans to ascertain that management has properly responded to the audit findings and recommendations.

Sec. 04. Coordinate the internal audits with the activities of the external auditors of Lakeland Bancorp, and report to the Audit Committee management's response to the independent public accountant's management letter.

Sec. 05. Submit for the review and approval of the Audit Committee, an annual audit program, budget projection and allocation of manpower resources for the Internal Auditing Department.

Sec. 06. Submit activity reports at periodic intervals to the Audit Committee summarizing the results of audit activities, as well as, highlighting significant audit findings and recommendations.

                       ARTICLE V. OTHER POLICY GUIDELINES

Sec. 01. In order to ensure its complete independence and objectivity, the Internal Auditing Department shall have no authority or responsibility over the activities that it audits.

Sec. 02. The Internal Auditing Department shall have complete access to all records, property and personnel relative to the performance of its duties and responsibilities.

Sec. 03. Internal audits should be performed with proficiency and due professional care.

Sec. 04. Management shall provide full support and cooperation to the Internal Auditing Department.

Sec. 05. An audit response shall be prepared by Management as soon thereafter upon conclusion of the audit. The response shall detail the action taken with respect to each finding and/or recommendation contained in the report.

Sec. 06. Management shall inform the Internal Auditing Department, on a timely basis, of any significant modification or revision of systems or procedures, as well as, any other major problem or incident arising in their respective areas.

                                    PROXY OF
                             LAKELAND BANCORP, INC.

     The undersigned hereby appoints Roger Bosma, John W. Fredericks and Robert
B. Nicholson, and each of them, with full power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of Lakeland Bancorp, Inc. to be held on May 16, 2001, and any adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote on the following issues as follows:

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD'S NOMINEES FOR DIRECTOR.

          (Continued and to be signed and dated on the reverse side.)

                            . FOLD AND DETACH HERE .

1.   Election of Directors:               Nominees: For 3 Years:
                                          John W. Fredericks
FOR all nominees         WITHHOLD         Paul P. Lubertazzi
listed (except as        AUTHORITY        John Pier, Jr
   indicated to        to vote for all    Charles L. Tice
   the contrary)       nominees listed

       [_]                  [_]

(The Board recommends a vote "For")

Instruction: to withhold authority to vote, for any individual nominee, write that name in the space provided below:


--------------------------------------------------------------------------------




Please mark
your votes as       X
indicated in
this example

2. Transaction of such other business as may properly come before the meeting and any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any such other matters.

                                   IMPORTANT

PLEASE SIGN AND DATE AND RETURN PROMPTLY Note: Please sign exactly as your name appears hereon. Give full title if Attorney, Executor, Administrator, Trustee, Guardian, etc.

           Dated: ____________________________________________ , 2001

           __________________________________________________________
                                   Signature

           __________________________________________________________
                                   Signature

                            . FOLD AND DETACH HERE .